UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33451 (Commission File Number)	90-0136863 (IRS Employer Identification No.)

10 Post Office Square, Suite 502 South Boston, Massachusetts (Address of principal executive offices)	02109 (Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2017, Albireo Pharma, Inc. filed a Certificate of Amendment to its Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to reduce the number of authorized shares of Albireo’s common stock from 200,000,000 to 30,000,000 shares (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by Albireo’s stockholders at the 2017 annual meeting of stockholders held on June 9, 2017. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 9, 2017, Albireo held its 2017 annual meeting of stockholders. At the meeting, Albireo’s stockholders: (1) elected each of Michael Gutch, Ph.D. and Denise Scots-Knight, Ph.D. to Albireo’s Board of Directors as a Class I director for a term of three years to serve until the 2020 annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal (“Election of Directors”); (2) approved the Charter Amendment; (3) ratified the appointment of Ernst & Young LLP as Albireo’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (“Auditor Ratification”); (4) approved, on an advisory basis, the compensation of Albireo’s named executive officers as disclosed in the proxy statement for the meeting (“Advisory Vote on Executive Compensation”); and (5) recommended a frequency of three years for future advisory votes on the compensation of Albireo’s named executive officers (“Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation”). A more complete description of each of these matters is set forth in Albireo’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2017.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1. Election of Directors
	Nominee	Shares Voted For	Shares Voted to Withhold Authority		Broker Nonvotes
	Michael Gutch, Ph.D.	4,090,374	9,925		440,406
	Denise Scots-Knight, Ph.D.	4,089,363	10,936		440,406
2. Charter Amendment		Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
		4,491,975	44,324	4,406	n/a
3. Auditor Ratification		Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
		4,528,367	7,564	4,774	n/a
4. Advisory Vote on Executive Compensation		Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
		4,081,137	14,690	4,472	440,406
5. Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	Shares Voted For 3 Years	Shares Voted For 2 Years	Shares Voted For 1 Year	Shares Abstaining	Broker Nonvotes
	2,050,665	1,173,692	869,894	6,048	440,406

Albireo’s Board of Directors has considered the results on the Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation, in which a frequency of three years received the affirmative vote of a majority of the shares of Albireo’s common stock present in person or represented by proxy and entitled to vote, and determined that, unless and until the Board of Directors determines otherwise, future stockholder advisory votes on executive compensation will occur every three years. Accordingly, the next stockholder advisory vote on executive compensation will be held at Albireo’s 2020 annual meeting of stockholders. The next required stockholder advisory vote regarding the frequency of holding an advisory vote on executive compensation will be held in six years at Albireo’s 2023 annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Albireo’s Restated Certificate of Incorporation, as amended, filed with the Secretary of State of the State of Delaware on June 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: June 15, 2017	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer

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